SUB-ITEM 77(o)

                        VAN KAMPEN GROWTH AND INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         DECEMBER 1, 2009 - MAY 31, 2010

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---------------- ----------- ------------ --------------- -------------- ------------- -------------- --------------
                                                            AMOUNT OF        % OF
                         OFFERING TOTAL SHARES OFFERING
   SECURITY      PURCHASE/    PRICE OF      AMOUNT OF       PURCHASED     PURCHASED                     PURCHASED
   PURCHASED     TRADE DATE    SHARES        OFFERING        BY FUND       BY FUND        BROKERS         FROM
---------------- ----------- ------------ --------------- -------------- ------------- -------------- --------------
    Bank of       12/03/09     $15.00     1,286,000,000     1,525,000       0.119%     Merrill        Merrill Lynch
  America Corp.                                                                        Lynch,
                                                                                       Pierce,
                                                                                       Fenner &
                                                                                       Smith
                                                                                       Incorporated,
                                                                                       UBS
                                                                                       Securities
                                                                                       LLC, Cantor
                                                                                       Fitzgerald &
                                                                                       Co.,
                                                                                       Deutsche
                                                                                       Bank
                                                                                       Securities
                                                                                       Inc.,
                                                                                       Goldman,
                                                                                       Sachs & Co.,
                                                                                       Mizuho
                                                                                       Securities
                                                                                       USA Inc.,
                                                                                       Morgan
                                                                                       CityStanley
                                                                                       & placeCo.
                                                                                       Incorporated,
                                                                                       SG Americas
                                                                                       Securities,
                                                                                       LLC,
                                                                                       Santander
                                                                                       Investment
                                                                                       Securities
                                                                                       Inc.,
                                                                                       Stifel,
                                                                                       Nicolaus &
                                                                                       Company,
                                                                                       Incorporated,
                                                                                       UniCredit
                                                                                       Capital
                                                                                       Markets,
                                                                                       Inc.,
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
                                                                                       Wells
                                                                                       Fargo
                                                                                       Securities,
                                                                                       LLC, Sanford
                                                                                       C. Bernstein
                                                                                       & Co., LLC,
                                                                                       CCB
                                                                                       International
                                                                                       Capital
                                                                                       Limited,
                                                                                       Cowen and
                                                                                       Company,
                                                                                       LLC, Daiwa
                                                                                       Securities
                                                                                       America
                                                                                       Inc., ICBC
                                                                                       International
                                                                                       Securities
                                                                                       Limited,
                                                                                       National
                                                                                       Australia
                                                                                       Bank
                                                                                       Limited,
                                                                                       Broadpoint
                                                                                       Capital,
                                                                                       Inc.,
                                                                                       KeyBanc
                                                                                       Capital
                                                                                       Markets
                                                                                       Inc.,
                                                                                       Macquarie
                                                                                       Capital
                                                                                       (USA) Inc.,
                                                                                       RBS
                                                                                       Securities
                                                                                       Inc., Samuel
                                                                                       A. Ramirez &
                                                                                       Co., Inc.,
                                                                                       Samsung
                                                                                       Securities
                                                                                       Co., Ltd.,
                                                                                       Southwest
                                                                                       Securities,
                                                                                       Inc.,
                                                                                       SunTrust
                                                                                       Robinson
                                                                                       Humphrey,
                                                                                       Inc.
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
Wells Fargo &                                                                          Morgan          Goldman Sachs
Company           12/15/09     $25.00      426,000,000       826,200        0.194%     Stanley,
                                                                                       Wells Fargo
                                                                                       Securities,
                                                                                       J.P. Morgan,
                                                                                       Goldman,
                                                                                       Sachs & Co.,
                                                                                       Credit Suisse
---------------- ----------- ------------ --------------- -------------- ------------- -------------- --------------
Primerica, Inc.   03/31/10     $15.00       21,360,000       42,750         0.200%     Citi, UBS          UBS
                                                                                       Investment     Securities
                                                                                       Bank,
                                                                                       Deutsche
                                                                                       Bank
                                                                                       Securities,
                                                                                       Morgan
                                                                                       Stanley,
                                                                                       Keefe,
                                                                                       Bruyette &
                                                                                       Woods,
                                                                                       Macquarie
                                                                                       Capital,
                                                                                       Raymond
                                                                                       James,
                                                                                       Sandler
                                                                                       O'Neill &
                                                                                       Partners,
                                                                                       L.P.,
                                                                                       SunTrust,
                                                                                       Robinson
                                                                                       Humphrey,
                                                                                       CastleOak
                                                                                       Securities,
                                                                                       L.P., ING,
                                                                                       Willis
                                                                                       Capital
                                                                                       Markets &
                                                                                       Advisory
---------------- ----------- ------------ --------------- -------------- ------------- -------------- --------------
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